Subsequent Events	6 Months Ended
Jun. 30, 2022
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 9:	SUBSEQUENT EVENTS

a.	On May 9, 2022, the Company entered into an agreement to purchase 546 square meters of offices, 495 square meters of warehouse space and nine parking spaces in Rishon Lezion. The purchased real estate is part of the facilities leased by BOS in Rishon Lezion. BOS paid NIS 6.5 million (approximately $1.9 million) for this purchase. 10% of the purchase price was paid on signing and the balance on September 1, 2022, on which date ownership of these assets was registered under the name of the Company.